UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Maude Avenue, Mountain View, CA	94043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of ChemoCentryx, Inc. (the “Company”) approved an increase to the base salaries to be paid to the named executive officers listed below (the “NEOs”), effective January 1, 2021 in the amount of 4.3% to Thomas Schall, Susan Kanaya and Markus Cappel. On February 25, 2021, the Committee also approved cash bonuses to be paid to the NEOs listed below for the 2020 fiscal year and approved and awarded the stock options and restricted stock units listed below to the NEOs under the Company’s 2012 Equity Incentive Award Plan. The exercise price per share of such stock options is $65.87, the closing price per share of the Company’s common stock on the Nasdaq Global Select Market on February 25, 2021. Twenty-five percent of the total number of shares of common stock subject to each NEO’s option will vest on January 1, 2022, and 1/48th of the total number of shares of common stock subject to such option will vest monthly thereafter, subject to such NEO’s continued employment or service relationship with the Company on each such vesting date. One third of each of the NEO’s restricted stock unit awards will vest on January 1, 2022, and the remaining two thirds of each of the NEO’s restricted stock unit awards will vest on January 1, 2023 and January 1, 2024, respectively, subject to such NEO’s continued employment or service relationship with the Company on each such vesting date.

The 2020 actual cash bonus payments, stock option grants and restricted stock unit awards are as follows:

Name	Title	2020 Actual Cash Bonus	Stock Options	Restricted Stock Unit Awards

Thomas J. Schall, Ph.D.	President and Chief Executive Officer	$424,200	54,600	79,000
Susan M. Kanaya	Executive Vice President, Chief Financial and Administrative Officer and Secretary	$234,450	21,700	31,400
Markus J. Cappel, Ph.D.	Chief Business Officer	$160,200	13,500	19,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: March 3, 2021

	By:	/s/ Susan M. Kanaya
	Name:	Susan M. Kanaya
	Title:	Executive Vice President Chief Financial and Administrative Officer and Secretary